SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2009

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1701 E. Edinger, Unit E-3, Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)

(714) 836-6342
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS

On February 25, 2009, Balqon Corporation issued a press release announcing the release of its first production electric tractor, a Nautilus E20, and describing various statements made at an event celebrating the release of this electric vehicle held on February 24, 2009, including statements made by the Chief Executive Officer of Balqon Corporation relating to Balqon Corporation’s expected future production amounts and sources of net sales.  A copy of the press release is included in Item 9.01 of this Form 8-K.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued on February 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: February 24, 2009	By:	/s/ BALWINDER SAMRA
Balwinder Samra President and Chief Executive Officer

  EXHIBITS ATTACHED TO THIS FORM 8-K

Exhibit No.	Description
99.1	Press Release issued on February 25, 2009